UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 18, 2019

CNO Financial Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31792	75-3108137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
11825 North Pennsylvania Street
Carmel, Indiana  46032
(Address of Principal Executive Offices) (Zip Code)

(317) 817-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2019, CNO Financial Group, Inc. (“CNO” or the “Company”) announced that Paul H. McDonough, age 54, has been named Chief Financial Officer of the Company, effective April 1, 2019. Mr. McDonough brings nearly thirty years of public finance and twenty years of insurance industry experience to CNO. Most recently, he served as Chief Financial Officer of OneBeacon Insurance Group, a specialty property and casualty insurer, from 2005 until 2017. Mr. McDonough succeeds Erik Helding, who is leaving the Company to pursue other opportunities. Mr. Helding will remain Chief Financial Officer of CNO through March 29, 2019.

The Company has entered into an employment agreement with Mr. McDonough which provides that he will receive: (i) an annual salary of $600,000; (ii) an annual target bonus opportunity under the Company’s pay-for-performance plan of 100% of his annual salary, with a maximum bonus of 200% of his annual salary; (iii) an equity award with a value of approximately $700,000 under the Company’s Long-Term Incentive Plan, one-half of which value shall be in performance share units, 30% of which shall in restricted stock units, and 20% of which shall be in options to purchase CNO stock; and (iv) a payment of $300,000 upon establishing a residence in Chicago, Illinois.

A copy of the Employment Agreement with Mr. McDonough is filed as Exhibit 10.1 to this Form 8-K, and the foregoing summary description of the Employment Agreement is qualified in its entirety by reference to such exhibit. In addition, a copy of the press release relating to his appointment is filed as Exhibit 99.1 to this Form 8-K.

Item 8.01.	Other Events.

On March 18, 2019, the Company also announced that Rocco F. Tarasi has been promoted to Chief Marketing Officer of the Company, effective April 1, 2019. Mr. Tarasi succeeds Gerardo Monroy, who is leaving the Company to pursue other opportunities. Mr. Monroy will remain Chief Marketing Officer of CNO through March 29, 2019.

Item 9.01(d).	Financial Statements and Exhibits.

10.1	Employment Agreement dated as of March 18, 2019 between CNO Financial Group, Inc. and Paul H. McDonough.
99.1	Press Release of CNO Financial Group, Inc. dated March 18, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNO Financial Group, Inc.

Date: March 18, 2019
	By:	/s/ John R. Kline
John R. Kline
Senior Vice President and Chief Accounting Officer

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